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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-1436
                                  ----------------------------------------------

Capstone Growth Fund (A Series of Capstone Series Fund, Inc.)
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

5847 San Felipe, Houston Texas                        77057
--------------------------------------------------------------------------------
(Address of principal executive offices)            (Zip code)

InCap Service Company, Willow Grove, PA 19090
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 713 260-9000
                                                   -----------------------------

Date of fiscal year end: 10/31/2003
                        -----------------------

Date of reporting period: 10/31/2003
                         ----------------------

ITEM 1. ANNUAL REPORT

OCTOBER 31, 2003                                                   -------------

                                                                   ANNUAL REPORT

                        CGF CAPSTONE GROWTH FUND
                            ----------------------------------------------------
                            BUILDING WEALTH WHILE CONTROLLING RISK
                                                                   -------------

                                      CGF

                                                            CAPSTONE GROWTH FUND

Dear Shareholder:

We are pleased to present the annual report for Capstone Growth Fund for the year ended October 31, 2003.

ECONOMIC OVERVIEW

The third quarter 2003 was one in which it appeared that both the economy and the equity market demonstrated that the signs of recovery were indeed pointing toward continued growth, but there were also many financial markets and world events about which the U.S. stock and bond markets could find reason to worry. These issues include some familiar themes such as: events in the Middle East, an over extended consumer, rising mortgage rates, a falling dollar, and the lack of job growth.

We expect the economic stimulus that began to take place months ago (and continues now) to pave the way for continued economic growth, increased earnings, and a rising equity market. Evidence that job growth is beginning to pick up is becoming more visible. For example, the demand for temporary help is rising. This is usually a precursor to establishment of permanent jobs. Hiring plans by the small business sector have risen sharply. In addition, it would appear that new claims for unemployment have peaked.

A concern parallel to employment has been business capital spending. In this area as well, signs of life are beginning to appear. During the second quarter, spending on Information Technology ("IT") grew at an annual rate of 16%. This is important for two reasons: 1) IT spending now constitutes a significant portion of all capital spending, and 2) IT spending represents the bulk of capital expenditures in the service sector. IT spending in the service sector is important because services have long replaced manufacturing as the most significant component of economic activity. Secondly, increased IT spending will lead to increased productivity which contributes to maintaining a stable price level.

Equity markets responded positively in anticipation of better economic times to come. For the third quarter, the S&P 500 was up 2.64%, bringing the year-to-date increase up to 14.71%. The third quarter also brought a reversal of the results from the second quarter in that higher-quality, more profitable companies out performed lower-quality, less profitable companies.

As this commentary is written, the equity market is up 20% year-to-date, and is up 34% from the bear market low reached in October of last year. The S&P 500 is still 30% below its all time high reached in March of 2000. We find the markets recovery encouraging, and its drop from those highs as an opportunity to capture more upside going forward.

We sincerely appreciate your trust and confidence in us and look forward to continuing our relationship with you for many years to come.

Sincerely,

/s/ Edward L. Jaroski                    /s/ Dan E. Watson

Edward L. Jaroski                        Dan E. Watson
President and Chairman of the Board      Executive Vice President

CAPSTONE SERIES FUND, INC.
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN CAPSTONE GROWTH FUND**, THE LIPPER EQUITY GROWTH FUND INDEX* AND THE THOMSON U.S. GROWTH DOMESTIC MUTUAL FUND INDEX***

                                  [LINE GRAPH]

                                                          Thomson
                                                        U.S. Growth
                                                          Domestic
                           Capstone                     Mutual Fund
                         Growth Fund    Lipper Index       Index
                         -----------    ------------       -----

        10/31/1993          10,000         10,000          10,000
        10/31/1994           9,933         10,204          10,234
        10/31/1995          11,626         12,650          12,504
        10/31/1996          13,867         14,800          14,918
        10/31/1997          17,599         19,000          18,910
        10/31/1998          20,328         21,637          20,353
        10/31/1999          25,972         27,981          25,688
        10/31/2000          27,376         31,339          29,837
        10/31/2001          20,331         21,202          21,151
        10/31/2002          17,184         17,831          17,653
        10/31/2003          19,691         21,624          21,575

               Past performance can not guarantee future results.

               Average Annual Total Return as of October 31, 2003

                                                 One Year   Five Year   Ten Year
                                                 --------   ---------   --------
Growth Fund                                       14.59%      -0.64%      7.01%
Lipper Equity Growth Fund Index                   21.27%      -0.01%      8.02%
Thomson U.S. Growth Domestic
 Mutual Fund Index                                22.22%       1.17%      7.99%

*The Lipper Equity Growth Fund Index is an unmanaged index of companies whose long-term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends.

**The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. The Capstone Growth Fund's performance assumes the reinvestment of all income dividends and capital gains distributions, if any. All market indices are unmanaged. It is not possible to invest directly in any index. The Growth Fund will begin using the Thomson U.S. Growth Domestic Mutual Fund Index as its benchmark as it is an appropriate broad-based securities market index and is a better reflection of the market sectors in which the Fund invests vs. the Lipper Equity Growth Fund Index.

***The Thomson U.S. Growth Domestic Mutual Fund Index is an equal weighted index of mutual funds within the stated investment category which seek long term capital appreciation by investing primarily in domestic equity securities of any market capitalization. Income is usually incidental. The funds represented by this index involve investment risks which may include the loss of principal invested. This index represents the component funds at closing net asset value and includes all annual asset-based fees and expenses charged to those funds.

CAPSTONE SERIES FUND, INC.
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2003
                                                                     GROWTH FUND
--------------------------------------------------------------------------------

                                                    SHARES             VALUE
                                                    ------             -----

COMMON STOCK (99.81%)

AEROSPACE & DEFENSE (3.51%)
United Technologies, Corp.                             19,730      $  1,670,934
                                                                   ------------

BANKS (5.74%)
Washington Mutual, Inc.                                42,190         1,845,812
Wells Fargo                                            15,790           889,293
                                                                   ------------
                                                                      2,735,105
                                                                   ------------

BEVERAGES (3.73%)
Coca-Cola Co.                                          38,280         1,776,192
                                                                   ------------

BIOTECHNOLOGY (2.25%)
Amgen, Inc.*                                           17,370         1,072,771
                                                                   ------------

BUILDING MATERIALS (4.10%)
American Standard Cos., Inc.*                          20,410         1,953,237
                                                                   ------------

COMPUTER HARDWARE (3.09%)
Dell, Inc.*                                            23,380           844,485
Microchip Technology                                   19,170           627,051
                                                                   ------------
                                                                      1,471,536
                                                                   ------------

COMPUTER SERVICES & SOFTWARE (7.32%)
Fiserv, Inc.*                                          21,520           760,086
Intuit, Inc.*                                          16,250           812,175
Microsoft Corp.                                        73,210         1,914,442
                                                                   ------------
                                                                      3,486,703
                                                                   ------------

CONTAINERS (2.45%)
Pactiv Corp.*                                          53,000         1,168,650
                                                                   ------------

COSMETICS & TOILETRIES (0.38%)
Procter & Gamble Co.                                    1,850           181,837
                                                                   ------------

ELECTRONICS (1.61%)
Texas Instruments, Inc.                                26,570           768,404
                                                                   ------------

CAPSTONE SERIES FUND, INC.
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2003
                                                                     GROWTH FUND
--------------------------------------------------------------------------------

                                                    SHARES             VALUE
                                                    ------             -----

FINANCIAL SERVICES (15.51%)
American International Group                           31,416      $  1,911,035
Citigroup, Inc.                                        43,742         2,073,371
Fannie Mae                                             18,910         1,355,658
Merrill Lynch & Co., Inc.                              27,760         1,643,392
SLM Corp.                                              10,380           406,481
                                                                   ------------
                                                                      7,389,937
                                                                   ------------

HEALTHCARE (0.58%)
UnitedHealth Group, Inc.                                5,460           277,805
                                                                   ------------

MEDIA (4.29%)
McGraw-Hill Cos., Inc.                                 30,560         2,045,992
                                                                   ------------

MEDICAL PRODUCTS (4.49%)
Johnson & Johnson                                      32,780         1,649,818
Zimmer Holdings, Inc.*                                  7,710           491,975
                                                                   ------------
                                                                      2,141,793
                                                                   ------------

MISCELLANEOUS MANUFACTURING (4.07%)
General Electric Co.                                   66,940         1,941,929
                                                                   ------------

OIL & GAS (8.52%)
ChevronTexaco Corp.                                    28,020         2,081,886
Exxon Mobil Corp.                                      54,110         1,979,344
                                                                   ------------
                                                                      4,061,230
                                                                   ------------

PHARMACEUTICALS (6.50%)
Cardinal Health, Inc.                                  10,690           634,345
Pfizer, Inc.                                           54,337         1,717,049
Wyeth                                                  16,940           747,731
                                                                   ------------
                                                                      3,099,125
                                                                   ------------

RETAIL (10.74%)
Lowe's Cos                                             11,740           691,838
Target Corp.                                           26,560         1,055,494
Walgreen Co.                                           27,650           962,773
Wal-Mart Stores, Inc.                                  34,900         2,057,355
Yum! Brands, Inc.*                                     10,320           352,325
                                                                   ------------
                                                                      5,119,785
                                                                   ------------

CAPSTONE SERIES FUND, INC.
SCHEDULE OF INVESTMENTS - OCTOBER 31, 2003
                                                                     GROWTH FUND
--------------------------------------------------------------------------------

                                                    SHARES             VALUE
                                                    ------             -----

SEMICONDUCTOR EQUIPMENT (2.82%)
Kla-Tencor Corp.*                                      23,440      $  1,343,815
                                                                   ------------

TELECOMMUNICATIONS (8.11%)
Alltel Corp.                                           34,870         1,648,305
Cisco Systems, Inc.*                                   50,370         1,056,763
Qualcomm, Inc.                                         24,370         1,157,575
                                                                   ------------
                                                                      3,862,643
                                                                   ------------

TOTAL COMMON STOCK (Cost $42,972,864)                              $ 47,569,423
                                                                   ------------

SHORT TERM INVESTMENTS (0.22%)

Aim Prime Portfolio Money Market,
  Institutional Class, 0.96%**                         17,694            17,694
Fifth Third Institutional Government
  Money Market Fund, 0.79%**                           87,129            87,129
                                                                   ------------
TOTAL SHORT TERM INVESTMENTS (Cost $104,823)                            104,823
                                                                   ------------

     TOTAL INVESTMENTS (Cost $43,077,687) (100.03%)                $ 47,674,246
     LIABILITIES IN EXCESS OF OTHER ASSETS, NET (-0.03%)                (14,833)
                                                                   ------------
     TOTAL NET ASSETS (100%)                                       $ 47,659,413
                                                                   ============

Cost for federal income tax at October 31, 2003 was
  $43,152,134 and net unrealized appreciation consisted of:
    Gross unrealized appreciation                                  $  6,607,961
    Gross unrealized depreciation                                    (2,085,849)
                                                                   ------------
  Net unrealized appreciation                                      $  4,522,112
                                                                   ============

* Non-income producing investment.
** Variable rate security; rate shown represents the rate at October 31, 2003.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

CAPSTONE SERIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - OCTOBER 31, 2003
                                                                     GROWTH FUND
--------------------------------------------------------------------------------

ASSETS:
  Investments, at market (identified cost $43,077,687)             $ 47,674,246
  Receivables:
    Dividends and interest                                               54,353
    Fund shares sold                                                        875
  Prepaid expenses                                                       10,348
                                                                   ------------
     Total assets                                                    47,739,822
                                                                   ------------

LIABILITIES:
  Payables:
    Accrued distribution fees                                            10,012
    Due to advisor                                                       30,076
    Due to directors                                                      1,058
    Fund shares purchased                                                 2,426
    Accrued expenses                                                     36,837
                                                                   ------------
     Total liabilities                                                   80,409
                                                                   ------------

NET ASSETS                                                         $ 47,659,413
                                                                   ============

NET ASSETS CONSIST OF:
    Paid-in capital                                                  48,370,247
    Accumulated realized loss on investments                         (5,369,013)
    Undistributed net investment income                                  61,620
    Net unrealized gain on investments                                4,596,559
                                                                   ------------

Net Assets (200,000,000 of $.001 par value
  shares authorized, 4,080,585 shares outstanding)                 $ 47,659,413
                                                                   ============

Net Asset Value, offering and redemption price per share           $      11.68
                                                                   ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

CAPSTONE SERIES FUND, INC.
STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2003
                                                                     GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                         $      2,083
  Dividends                                                             700,164
                                                                   ------------
     Total investment income                                            702,247
                                                                   ------------

EXPENSES:
  Investment advisory fees (Note 3)                                     336,656
  Accounting fee                                                         42,186
  Custodian fees                                                          9,252
  Transfer agency fees                                                   17,231
  Distribution fees (Note 3)                                            112,218
  Directors fees and expenses (Note 3)                                    7,289
  Audit fees                                                             20,002
  Legal fees                                                             23,432
  Registration fees                                                      19,246
  Reports to shareholders                                                 9,104
  Miscellaneous expense                                                  44,011
                                                                   ------------
     Total Expenses                                                     640,627
                                                                   ------------

  Net investment income                                                  61,620
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                   (2,325,618)
  Net change in unrealized appreciation on investments                8,451,924
                                                                   ------------
  Net gain on investments                                             6,126,306
                                                                   ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  6,187,926
                                                                   ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

CAPSTONE SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             GROWTH FUND
--------------------------------------------------------------------------------------------------------

                                                                         FOR THE YEAR       FOR THE YEAR
                                                                            ENDED              ENDED
                                                                       OCTOBER 31, 2003   OCTOBER 31, 2002
                                                                       ----------------   ----------------

OPERATIONS:
  Net investment income                                                  $     61,620       $     31,818

  Net realized loss on investments                                         (2,325,618)          (218,445)
  Net change in unrealized appreciation (depreciation) on investments       8,451,924         (8,173,753)
                                                                         ------------       ------------
Net increase (decrease) in net assets resulting from operations             6,187,926         (8,360,380)
                                                                         ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                       (31,818)           (59,482)
                                                                         ------------       ------------
Net decrease in net assets resulting from distributions                       (31,818)           (59,482)
                                                                         ------------       ------------

CAPITAL SHARE TRANSACTIONS:
Decrease in net assets from Fund share transactions                        (3,924,092)        (4,993,310)
                                                                         ------------       ------------
Increase (decrease) in net assets                                           2,232,016        (13,413,172)

NET ASSETS:
  Beginning of period                                                      45,427,397         58,840,569
                                                                         ------------       ------------
  End of period (including undistributed net investment
    income of $61,620 and $31,818, respectively)                         $ 47,659,413       $ 45,427,397
                                                                         ============       ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

CAPSTONE SERIES FUND, INC.
FINANCIAL HIGHLIGHTS

                                                                                                            GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------
The following  tables set forth the per share operating  performance  data for a share of capital  stock  outstanding,  total return ratios to average net assets and other supplemental data for each period indicated.

                                                                       YEARS ENDED OCTOBER 31,
                                             --------------------------------------------------------------------------
                                                2003            2002            2001            2000            1999
                                             ----------      ----------      ----------      ----------      ----------
NET ASSET VALUE, BEGINNING OF PERIOD         $    10.20      $    12.08      $    18.11      $    18.46      $    15.18
                                             ----------      ----------      ----------      ----------      ----------

INVESTMENT OPERATIONS:
  Net investment income (loss)                     0.02            0.01            0.01           (0.01)           0.02
  Net realized and unrealized gain (loss)
    on investments                                 1.47           (1.88)          (4.34)           0.97            4.04
                                             ----------      ----------      ----------      ----------      ----------
     Total from investment operations              1.49           (1.87)          (4.33)           0.96            4.06
                                             ----------      ----------      ----------      ----------      ----------

DISTRIBUTIONS FROM:
  Net investment income                           (0.01)          (0.01)             --           (0.02)          (0.12)
  Net realized gains                                 --              --           (1.70)          (1.29)          (0.66)
                                             ----------      ----------      ----------      ----------      ----------
     Total distributions                          (0.01)          (0.01)          (1.70)          (1.31)          (0.78)
                                             ----------      ----------      ----------      ----------      ----------

NET ASSET VALUE, END OF PERIOD               $    11.68      $    10.20      $    12.08      $    18.11      $    18.46
                                             ==========      ==========      ==========      ==========      ==========

TOTAL RETURN                                     14.59%        (15.48)%        (25.73)%           5.40%          27.77%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)       $   47,659      $   45,427      $   58,841      $   84,560      $   86,234
  Ratio of expenses to average net assets         1.43%           1.38%           1.27%           1.18%           1.18%
  Ratio of net investment income (loss)
    to average net assets                         0.14%           0.06%           0.08%         (0.07)%           0.11%
  Portfolio turnover rate                           20%             94%             58%             55%             70%

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

================================================================================
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2003
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     Capstone Series Fund, Inc. (the "Company") was organized as a Maryland corporation and is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company. On January 22, 2002 the Company name was changed to Capstone Series Fund, Inc. from Capstone Growth Fund, Inc. and the Fund was redesignated Capstone Growth Fund. The Company currently consists of one diversified series: the Growth Fund (the "Fund"). The Growth Fund's investment objective is to seek long-term capital appreciation by primarily investing in common stocks that represent a broad spectrum of the economy.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

A) VALUATION OF SECURITIES - The Fund's investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the mean between the most recent bid and asked prices. Short-term obligations are valued at amortized cost which approximates fair value.

B) FEDERAL INCOME TAXES - No provision has been made for Federal income or excise taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of income and capital gains to relieve the Fund from all, or substantially all, such taxes.

     Income and capital gains of the Fund are determined in accordance with both tax regulations and accounting principles generally accepted in the United States of America. Such may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. Temporary differences that result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as return of capital.

C) USE OF ESTIMATES - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

D) REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian bank take possession of the underlying collateral securities, the fair value of which must be equal to the principal amount of the repurchase agreement including accrued interest throughout the term of the repurchase agreement. If the seller defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

E) OTHER - The Fund distributes its net investment income and net realized gains annually. Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

NOTE 3 - INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund has retained Capstone Asset Management Company ("CAMCO") as its Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average net assets at the annual rate of .75% on the first $50 million, .60% on the next $150 million, .50% for the next $300 million and .40% on assets over $500 million for the Growth Fund.

     Capstone Asset Planning Company ("CAPCO") serves as Distributor of the Fund's shares. CAPCO is an affiliate of the Adviser, and both are wholly owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby the Fund's assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of the Fund's shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays CAPCO an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the year ended October 31, 2003, the Growth Fund incurred $112,218 in 12b-1 fees. Of this amount approximately 5.06% was paid to Service Organizations other than CAPCO.

     Certain officers and directors of the Fund who are also officers and directors of the Adviser, the Distributor or CFS, received no compensation from the Fund. For the year ended October 31, 2003, directors of the Fund who are not "interested persons" received directors' fees of $6,280.

NOTE 4 - CAPITAL STOCK

     Transactions in capital stock for the fiscal years ended October 31, 2003 and 2002 were as follows:

                          YEAR ENDED                        YEAR ENDED
                        OCTOBER 31, 2003                  OCTOBER 31, 2002
                        ----------------                  ----------------
GROWTH FUND          SHARES          AMOUNT            SHARES          AMOUNT
                     ------          ------            ------          ------

Sold ..........    1,030,229     $ 11,284,432          575,139     $  7,410,976
Reinvestment ..        2,622           27,378            3,866           50,259
                       -----           ------            -----           ------
                   1,032,851       11,311,810          579,005        7,461,235
Redeemed ......   (1,404,155)     (15,235,902)        (997,666)     (12,454,545)
                   ---------       ----------          -------       ----------
Net decrease ..     (371,304)    $ (3,924,092)        (418,661)    $ (4,993,310)
                     =======     ============          =======     ============

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     Purchases  and  sales  of  investment   securities   (excluding  short-term
securities) by the Fund for the year ended October 31, 2003 were as follows:

                                                    PURCHASES           SALES
                                                    ---------           -----

Growth Fund....................................... $ 8,863,404      $ 12,568,794

NOTE 6 - TAX MATTERS

     As of October 31, 2003, the components of distributable earnings on a tax basis for the Fund were as follows:

                            UNDISTRIBUTED ORDINARY      UNREALIZED APPRECIATION/
                                     INCOME                   (DEPRECIATION)
                                     ------                   --------------

Growth Fund                         $ 61,620                   $ 4,522,112

     The difference between book basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

     As of October 31, 2003 the Fund had capital loss carryforwards and deferrals available for federal income tax purposes as follows:

                       CAPITAL LOSS CARRYFORWARDS EXPIRING
                                   OCTOBER 31,
                                   -----------

                                                                    DEFERRED FOR
                 2009          2010          2011         TOTAL     TAX PURPOSES
                 ----          ----          ----         -----     ------------

Growth Fund   $  178,253    $2,824,949    $2,291,364    $5,294,566    $   74,447

     The losses deferred for tax purposes consist of losses on wash sales.

     For Federal income tax purposes, the tax cost basis of investment securities owned, the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and net unrealized appreciation (depreciation) as of October 31, 2003 were as follows:

                                     GROSS           GROSS        NET UNREALIZED
                                   UNREALIZED      UNREALIZED      APPRECIATION
                    TAX COST      APPRECIATION    DEPRECIATION    (DEPRECIATION)
                    --------      ------------    ------------    --------------

Growth Fund       $ 43,152,134    $  6,607,961    $ (2,085,849)    $  4,522,112

NOTE 7 - DISTRIBUTIONS TO SHAREHOLDERS

     The tax character of distributions paid for the years ended October 31, 2003 and 2002 were as follows:

     Distributions paid during the year ending October 31, 2003:

                                          LONG-TERM CAPITAL
                     ORDINARY INCOME            GAINS                 TOTAL
                     ---------------            -----                 -----

Growth Fund              $ 31,818              $     --              $ 31,818

     Distributions paid during the year ending October 31, 2002:

                                          LONG-TERM CAPITAL
                     ORDINARY INCOME            GAINS                 TOTAL
                     ---------------            -----                 -----

Growth Fund              $ 59,582              $     --              $ 59,582

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
CAPSTONE SERIES FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capstone Series Fund, Inc. (comprising, the Growth Fund), as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capstone Series Fund, Inc. (comprising, the Growth Fund) as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

                                        BRIGGS, BUNTING & DOUGHERTY, LLP

PHILADELPHIA, PENNSYLVANIA
NOVEMBER 14, 2003

DIRECTORS AND OFFICERS

The following tables set forth information concerning the directors and officers of the Fund. All persons named as directors and officers also serve in similar capacities for other funds administered or managed by Capstone Asset Management Company. The Statement of Additional Information includes additional information about fund directors and is available upon request, without charge, by calling 1-800-262-6631.

                                                                                                       NUMBER OF          OTHER
                                                                                                      PORTFOLIOS      DIRECTORSHIPS/
                                                                                                    IN FUND COMPLEX    TRUSTEESHIPS
                                                    TERM OF OFFICE                                    OVERSEEN BY         HELD BY
                               POSITION(S) HELD     AND LENGTH OF      PRINCIPAL OCCUPATION(S)         DIRECTOR/         DIRECTOR/
 NAME, ADDRESS AND AGE             WITH FUND         TIME SERVED         DURING PAST 5 YEARS            TRUSTEE           TRUSTEE
 ---------------------             ---------         -----------         -------------------            -------           -------

INTERESTED DIRECTOR
-------------------
Edward L. Jaroski***           Director, President   Since 1989    President and Director of Capstone      7              None
5847 San Felipe, Suite 4100    & Chairman of the                   Asset Management; President and
Houston, TX  77057             Board                               Director of Capstone Asset Planning
Age:  56                                                           Company and Capstone Financial
                                                                   Services, Inc.

INDEPENDENT DIRECTORS
---------------------

John R. Parker                 Director              Since 1991    Self-employed Investor Consultant       7              None
5847 San Felipe, Suite 4100
Houston, TX  77057
Age:  57

Bernard J. Vaughan             Director              Since 1982    Retired                                 7              None
200 N. Wynnewood Avenue
#A-112
Wynnewood, PA  19096
Age:  74

James F. Leary                 Director              Since 1991    Financial Consultant; Managing          7      Director-Prospect
15851 N. Dallas Parkway #500                                       Director of Benefit Capital Southwest          Street High Income
Addison, TX  75001                                                                                                Fund and Prospect
Age:  73                                                                                                          Street Income
                                                                                                                  Fund; Director-
                                                                                                                  Associate
                                                                                                                  Materials, Inc.
                                                                                                                  (1988-2001);
                                                                                                                  Director-
                                                                                                                  Pacesetter Capital
                                                                                                                  Group

Leonard B. Melley, Jr. **      Director              Since 2003    CEO/President of Freedom Stores, Inc.   7              None
6216 Yadkin Road
Fayetteville, NC  28303
Age:  43

EXECUTIVE OFFICERS
------------------

Dan E. Watson                  Executive Vice        Since 1982    Executive Vice President/CIO of        N/A             None
5847 San Felipe, Suite 4100    President                           Capstone Asset Management Company &
Houston, TX  77057                                                 Capstone Financial Services, Inc.;
Age 54                                                             Vice President of Capstone Asset
                                                                   Planning Company & Officer of
                                                                   Capstone Funds


                                                                                                       NUMBER OF          OTHER
                                                                                                      PORTFOLIOS      DIRECTORSHIPS/
                                                                                                    IN FUND COMPLEX    TRUSTEESHIPS
                                                    TERM OF OFFICE                                    OVERSEEN BY         HELD BY
                               POSITION(S) HELD     AND LENGTH OF      PRINCIPAL OCCUPATION(S)         DIRECTOR/         DIRECTOR/
 NAME, ADDRESS AND AGE             WITH FUND         TIME SERVED         DURING PAST 5 YEARS            TRUSTEE           TRUSTEE
 ---------------------             ---------         -----------         -------------------            -------           -------
Donald R. McFadden             Sr. Vice President    Since 2002    Sr. Vice President of Capstone         N/A             None
5847 San Felipe, Suite 4100                                        Asset Management Company and Capstone
Houston, TX  77057                                                 Asset Planning Company; Officer of
Age: 47                                                            Capstone Funds

Howard S. Potter               Sr. Vice President    Since 2002    Managing Director/Portfolio Manager    N/A
5847 San Felipe, Suite 4100                                        of Capstone Asset Management Company;                  None
Houston, TX  77057                                                 Managing Director of Capstone
Age: 52                                                            Financial Services, Inc.; Vice
                                                                   President of Capstone Asset Planning
                                                                   Company; Officer of Capstone Funds

John R. Wolf                   Sr. Vice President    Since 2002    Sr. Vice President/Portfolio Manager   N/A             None
5847 San Felipe, Suite 4100                                        of Capstone Asset Management Company;
Houston, TX  77057                                                 Sr. Vice President of Capstone Asset
Age: 41                                                            Planning Company; Officer of
                                                                   Capstone Funds

Robert A. Karisch              Assistant Vice        Since 2002    Assistant Vice President, Sales of     N/A             None
5847 San Felipe, Suite 4100    President                           Capstone Asset Management Company;
Houston, TX  77057                                                 Assistant Vice President of Capstone
Age: 37                                                            Asset Planning Company; Officer of
                                                                   Capstone Funds

Linda G. Giuffre               Secretary/Treasurer   Since 1990    Vice President, Compliance of          N/A             None
5847 San Felipe, Suite 4100                                        Capstone Asset Management Company,
Houston, TX  77057                                                 and Capstone Asset Planning Company;
Age 41                                                             Officer of Capstone Funds

David F. Ganley                Assistant Secretary   Since 2002    Managing Director of InCap Group,      N/A             None
630 Fitzwatertown Road                                             Inc.; Chief Administrative Officer
Willow Grove, PA  19090                                            of InCap Service Company; President
Age: 56                                                            and Treasurer of InCap Securities,
                                                                   Inc.; Officer of Capstone Funds

* Mr. Jaroski is an "interested person" of the Fund as defined in the Investment Company Act of 1940, because of his position with the Adviser and Distributor.
**   These individuals are brothers-in-law.

CAPSTONE SERIES FUND, INC.

NOTICE TO SHAREHOLDERS (Unaudited)

     For federal income tax purposes, 100% of the dividends to be paid by the Growth Fund on account of the fiscal year ending October 31, 2003 qualify for the corporate dividend received deduction and may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("the Act"). The Fund intends to designate up to the maximum amount of such dividends allowable under the Act. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

MISCELLANEOUS (Unaudited)

     On July 31, 2003, at the annual meeting of the shareholders, the Fund considered four proposals. They are as follows:

1.   To elect Directors for the Fund.
2. To ratify the selection of Briggs, Bunting & Dougherty, LLP as the Fund's independent auditors.
3.   To approve revisions to the Fund's investment restrictions.
4. To approve a change in the Fund's Service and Distribution Plan from a reimbursement-type to a compensation-type plan.

     The voting requirements for each proposal and the number of shares present in person or by proxy were as follows:

                      SHARES                       SHARES NEEDED   SHARES NEEDED
                   OUTSTANDING    SHARES PRESENT    FOR QUORUM     FOR APPROVAL
                   -----------    --------------    ----------     ------------

Proposal One        4,881,519       2,455,542        1,627,173        1,024,967
Proposal Two        4,881,519       2,455,542        1,627,173        1,024,967
Proposal Three      4,881,519       2,455,542        1,627,173        2,440,759
Proposal Four       4,881,519       2,455,542        1,627,173        2,440,759

     No proposals were approved on July 31, 2003 due to an insufficient amount of shareholder votes. The meeting was adjourned for an interim period in order to obtain more shareholder votes. The meeting reconvened on September 18, 2003 with voting requirements met for proposals one and two, which were approved with voting results as follows:

                              FOR               AGAINST               ABSTAIN
                              ---               -------               -------

Proposal One               2,411,077                 --                44,465
Proposal Two               2,363,791              8,484                83,267

     Proposals three and four were not approved on September 18, 2003 due to an insufficient amount of shareholder votes. The meeting was adjourned for an interim period in order to obtain more shareholder votes. The meeting reconvened on October 17, 2003 with voting requirements met for proposals three and four, which were approved with voting results as follows:

                              FOR               AGAINST               ABSTAIN
                              ---               -------               -------

Proposal Three             2,204,951            140,022               110,569
Proposal Four              2,193,159            115,187               147,196

-----
          CGF CAPSTONE GROWTH FUND
          ------------------------
          BUILDING WEALTH WHILE CONTROLLING RISK

----------                    CAPSTONE GROWTH FUND
-----

For more
complete
information
about the
Capstone
Growth Fund,
including
charges and
expenses,
contact the
Distributor at
the address
below to receive
a prospectus.                                    Capstone Asset Planning Company
Please read it                                   5847 San Felipe, Suite 4100
carefully before                        [LOGO]   Houston, Texas 77057
you invest or                                    1-800-262-6631
send money.                                      info@capstonefinancial.com

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its Boards of Directors/Trustees of the Funds.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Bernard J. Vaughan is a member of the Board of Directors and the Audit Committee Financial expert.

Mr. Vaughan is independent under applicable rules.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

CAPSTONE SERIES FUND, INC.
N-CSR DISCLOSURE
October 31, 2003
Item 4

                          2003             2002
                     -------------------------------
A    Audit Fees          22,000           22,000    FEES FOR GROWTH ONLY

B    Audit Related Fees      --               --

C    Tax Fees             2,000            2,000    TAX COMPLIANCE - GROWTH ONLY

D    All Other Fees          --               --

E Capstone Series Fund Inc. does have a pre-approval policies and procedures. Procedures will be forearded upon request. 100% of service described in b through d were pre-approved by the audit committee

F    Not applicable - All work performed by BBD's principal employees

G    2002 - 32,000 - For audit and tax services to Capstone Financial  Services,
          Inc. (and its wholly-owned subsidiaries Capstone Asset Management Co. and Capstone Asset Planning Company). Also includes an audit of CAMCO's investment performance in accordance with AIMR Performance Presentation Standards.
     2003 - 31,800 - For audit and tax services to Capstone Financial  Services,
          Inc. (and its wholly-owned subsidiaries Capstone Asset Management Co. and Capstone Asset Planning Company). Also includes an audit of CAMCO's investment performance in accordance with AIMR Performance Presentation Standards.

H Not applicable - All non-audit services rendered to the registrant's investment adviser were pre-approved.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive office and principal financial officer has concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940, as amended (the "1940 Act") are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.
     (b) There were so significant changes in the registrant's internal controls or in other factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

(a) Code of Ethics for the Boards of Directors/Trustees of the Funds is filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

(Registrant)   Capstone Series Fund, Inc.
            -----------------------------

By: Edward L. Jaroski
   --------------------------------------
    Edward L. Jaroski, President

Date January 9, 2004
    -------------------------------------

Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: Edward L. Jaroski
   --------------------------------------
    Edward L. Jaroski, President

Date January 9, 2004
    -------------------------------------

By: Linda G. Giuffre
   --------------------------------------
    Linda G. Giuffre, Secretary/Treasurer

Date January 9, 2004
    -------------------------------------